AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 14, 2010
1933 Act File No. 333-6849
1940 Act File No. 811-07677

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No.	[ 21 ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	[ 23 ]

(Check appropriate box or boxes)

PROFIT FUNDS INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910
(Address of Principle Executive Offices)

Registrant's Telephone Number, including Area Code:       (301) 650-0059

Eugene A. Profit
Profit Investment Management, LLC
8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910
 (Name and Address of Agent for Service)

Copies to:
David M. Leahy
Sullivan & Worcester LLP
1666 K Street, NW
Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/ X /	on (February 1, 2012) pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROFIT FUNDS INVESTMENT TRUST 8401 Colesville Road, Suite 320 Silver Spring, Maryland 20910

THE PROFIT FUND
Ticker Symbol: PVALX

THE PROFIT OPPORTUNITY FUND
Ticker Symbol: PROFX

PROSPECTUS
February 1, 2012

The name “PROFIT” is derived from the name of the founder and principal shareholder of the Adviser, Eugene A. Profit, and is not intended as an indication of the investment objective and policies of the Funds.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Summaries	1
The Profit Fund	1
The Profit Opportunity Fund	6
Information Relevant to Both Funds	1
Investment Objectives, Investment Strategies and Related Risks	12
The Profit Fund	12
The Profit Opportunity Fund	14
Investment Risks	15
Fund Details	17
How to Purchase Shares	17
How to Exchange Shares	20
How to Redeem Shares	21
Dividends and Distributions	23
Taxes	23
Management of the Funds	24
Distribution Plans	27
Calculation of Share Price	28
Financial Highlights	29
Privacy Notice	31
For More Information	Back Cover

This Prospectus has the information about the Funds that you should know before investing. You should read it carefully and keep it with your investment records.

FUND SUMMARIES

THE PROFIT FUND

INVESTMENT OBJECTIVE

The Profit Fund (the “Profit Fund”) seeks to provide investors with a high long-term total return, consistent with the preservation of capital and maintenance of liquidity.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Profit Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Contingent Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (redemptions paid by bank wire)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	0.16%
Other Expenses	1.28%
Total Annual Fund Operating Expenses	2.19%
Less: Fee Waivers and Expense Reimbursements	0.84%(1)
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements	1.35%(2)

(1)
The Adviser has contractually agreed until at least February 1, 2013 to waive Management Fees and/or reimburse Other Expenses so that the Profit Fund’s annual ordinary operating expenses do not exceed 1.35% of the Fund’s average daily net assets. This arrangement, which is an addendum to the Management Agreement, will terminate if the Management Agreement between the Trust and the Adviser is terminated. The Trust or the Adviser may terminate the Management Agreement upon 60 days written notice.

(2)
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements have been restated to reflect the contractually agreed upon expense cap of 1.35%. Prior to December 14, 2010, the Adviser had agreed to waive Management Fees and/or reimburse Other Expenses so that the Fund’s annual ordinary operating expenses did not exceed 1.75% of the Fund’s average daily net assets.

Example

This Example is intended to help you compare the cost of investing in the Profit Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the contractual agreement to reduce expenses remains in effect only until February 1, 2013 . Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 137	$ 604	$1,098	$2,458

Portfolio Turnover

The Profit Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Profit Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Profit Fund will invest at least 65% of its total assets in the common stocks of established, larger capitalization companies (that is, companies having a market capitalization exceeding $10 billion). The Fund expects to invest a portion of its assets in stocks currently paying dividends, although it may buy stocks that are not paying dividends but offer prospects for growth of capital or future income.

The Profit Fund’s investment strategy is designed to participate in rising equity markets while limiting, as much as possible, the downside volatility which can accompany equity investing. The Adviser uses a disciplined valuation process to select stocks generally having the following characteristics:

•	low price/earnings ratios relative to a company’s sector or historical performance;

•	strong balance sheet ratios;

•	high return on capital; and/or

•	low price/earnings growth ratios relative to a company’s sector.

In the Adviser’s opinion, these stocks typically enjoy low expectations from investors in general and are undervalued. As a result, in the Adviser’s opinion, average “earnings” performance by such companies can result in superior stock performance, and disappointing “earnings” should result in minimal negative stock performance.

After purchasing a stock, the Adviser continues to monitor its progress in relation to the overall market and its peers. In evaluating whether to sell a stock, the Adviser considers, among other factors, whether:

•	the stock is overvalued relative to other investments;

•	the stock has met the Adviser’s earnings expectations;

•	political, economic, or other events could affect the company’s performance; and

•	the Adviser has identified a more attractive opportunity.

The Adviser will not necessarily sell a security based on its relationship to these or other factors.

PRINCIPAL RISKS

The Profit Fund is designed for investors with above-average risk tolerance. As with any mutual fund investment, you may lose money. Principal risks associated with an investment in the Fund include:

Market Risk. Investments in common stock are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate.

Style Risk. The Adviser’s approach generally focuses on stocks believed to be selling at a discount relative to the market and its peers while having strong growth characteristics. If the market does not recognize these companies, their stock prices may remain stable or decrease in value. The Fund may underperform other funds that employ a different investment style.

Manager Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform the market as a whole.

Market Capitalization Risk. Stocks fall into three broad market capitalization categories – large, medium and small. The Fund invests primarily in large capitalization companies. Investing primarily in one category (i.e., large capitalization) carries the risk that due to current market conditions that category may be out of favor. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Profit Fund by showing the changes in the Fund’s performance from year to year for each full calendar year over the last 10 years, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. All performance information shown below and on the following page reflects fee waivers and/or expense reimbursements by the Adviser; had advisory fees not been waived and/or Fund expenses not reimbursed, returns would be less than those shown. Updated performance information, current through the most recent month end, is available by calling 1-888-744-2337.

Annual Total Returns

During the periods shown in the bar chart, the highest return for a quarter was 17.24% during the quarter ended June 30, 2003 and the lowest return for a quarter was -20.36 during the quarter ended December 31, 2008 .

Average Annual Total Returns for Periods Ended December 31, 2011

The table presents the impact of taxes on the Profit Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after tax-returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
THE PROFIT FUND
Return Before Taxes	0.79%	1.00%	3.18%
Return After Taxes on Distributions	0.77%	0.53%	2.85%
Return After Taxes on Distributions and Sale of Fund Shares	0.54%	0.83%	2.74%

STANDARD & POOR’S 500 INDEX (reflects no deduction for fees, expenses, or taxes)	2.11%	-0.25%	2.92%

MANAGEMENT OF THE FUND

Investment Adviser

Profit Investment Management, LLC (the “Adviser”)

Portfolio Manager

Eugene A. Profit, President of the Adviser, is primarily responsible for the day-to-day management of the Profit Fund’s portfolio and has acted in this capacity since October 31, 1997.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to Both Funds” on page 11 of this Prospectus.

THE PROFIT OPPORTUNITY FUND

INVESTMENT OBJECTIVE

The Profit Opportunity Fund (the “Opportunity Fund”) seeks to provide investors with long-term capital appreciation. In addition, it seeks to outperform the Russell 2000 Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Opportunity Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Contingent Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (redemptions paid by bank wire)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution (12b-1) Fees	0.20%
Other Expenses	40.65%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	41.81%
Less: Fee Reductions and Expense Reimbursements	40.20%(1)
Total Annual Fund Operating Expenses after Fee Reductions and Expense Reimbursements	1.61%

(1)
The Adviser has entered into a separate Expense Limitation Agreement (the “Agreement”) pursuant to which it has contractually agreed until at least February 1, 2014 to reduce Management Fees and/or reimburse Other Expenses so that the Opportunity Fund’s annual ordinary operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense, and any extraordinary expenses) do not exceed 1.60% of the Fund’s average daily net assets. Any fee reductions and/or expense reimbursements by the Adviser are subject to repayment by the Opportunity Fund for a period of three years from the end of the fiscal year during which such fee reductions or expense reimbursements occurred, provided the repayment to the Adviser does not cause the Fund’s aggregate ordinary operating expenses to exceed the expense limitation. The Agreement may be terminated by the Trust or the Adviser upon not less than 60 days’ prior written notice, provided, however, that (i) the Adviser may not terminate the Agreement without the approval of the Board of Trustees, and (ii) the Agreement terminates automatically if the Adviser ceases to serve as the Opportunity Fund’s investment adviser. The Adviser will have no claim against the Opportunity Fund and the Opportunity Fund will not reimburse the Adviser for any unpaid amounts if the Agreement is terminated.

Example

This Example is intended to help you compare the cost of investing in the Opportunity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the contractual agreement to reduce expenses remains in effect until February 1, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 164	$3,980	$7,740	$9,988

Portfolio Turnover

The Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Opportunity Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Opportunity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of small capitalization companies. A small capitalization company is defined by the Adviser as a company having a market capitalization between $250 million and $1.5 billion at the time of investment. The Fund typically expects to hold between 35 to 55 common stocks with an average position size of less than 3% of the Fund’s net assets.

The Opportunity Fund’s investment strategy is designed to participate in rising equity markets while limiting, as much as possible, the downside volatility which can accompany equity investing. The Adviser uses a disciplined valuation process to select stocks generally having the following characteristics:

•	low price/earnings ratios relative to a company’s sector or historical performance;

•	strong balance sheet ratios;

•	high return on capital; and/or

•	low price/earnings growth ratios relative to a company’s sector.

In the Adviser’s opinion, these stocks typically enjoy low expectations from investors in general and are undervalued. As a result, in the Adviser’s opinion, average “earnings” performance by such companies can result in superior stock performance, and disappointing “earnings” should result in minimal negative stock performance.

After purchasing a stock, the Adviser continues to monitor its progress in relation to the overall market and its peers. In evaluating whether to sell a stock, the Adviser considers, among other factors, whether:

•	the stock is overvalued relative to other investments;

•	the stock has met the Adviser’s earnings expectations;

•	political, economic, or other events could affect the company’s performance; and

•	the Adviser has identified a more attractive opportunity.

The Adviser will not necessarily sell a security based on its relationship to these or other factors.

PRINCIPAL RISKS

The Opportunity Fund is designed for investors with above-average risk tolerance. As with any mutual fund investment, you may lose money. Principal risks associated with an investment in the Fund include:

Market Risk. Investments in common stock are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate.

Style Risk. The Adviser’s approach generally focuses on stocks believed to be selling at a discount relative to the market and its peers while having strong growth characteristics. If the market does not recognize these companies, their stock prices may remain stable or decrease in value. The Fund may underperform other funds that employ a different investment style.

Manager Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform the market as a whole.

Market Capitalization Risk. Stocks fall into three broad market capitalization categories – large, medium and small. The Fund invests primarily in small capitalization companies. Investing primarily in one category (i.e., small capitalization) carries the risk that due to current market conditions that category may be out of favor. Small capitalization companies often involve higher risks than larger, more established companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of small capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small capitalization companies may be subject to greater price fluctuations. Small capitalization companies also may not be widely followed by investors, which can lower the demand for their stock.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Opportunity Fund by showing the changes in the Fund’s performance from year to year for each full calendar year over the life of the Fund, and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. All performance information shown below and on the following page reflects fee waivers and/or expense reimbursements by the Adviser; had advisory fees not been waived and/or Fund expenses not reimbursed, returns would be less than those shown. Updated performance information, current through the most recent month end, is available by calling 1-888-744-2337.

Annual Total Returns

During the periods shown in the bar chart, the highest return for a quarter was 13.62% during the quarter ended December 31, 2011 and the lowest return for a quarter was -25.76% during the quarter ended September 30, 2011.

Average Annual Total Returns for Periods Ended December 31, 2011

The table presents the impact of taxes on the Opportunity Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after tax-returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (December 20, 2010)
THE PROFIT OPPORTUNITY FUND
Return Before Taxes	-11.60%	-11.28%
Return After Taxes on Distributions	-11.60%	-11.28%
Return After Taxes on Distributions and Sale of Fund Shares	-7.54%	-9.59%

RUSSELL 2000 INDEX (reflects no deduction for fees, expenses, or taxes)	2.11%	2.95%

MANAGEMENT OF THE FUND

Investment Adviser

Profit Investment Management, LLC (the “Adviser”)

Portfolio Manager

Eugene A. Profit, President of the Adviser, is primarily responsible for the day-to-day management of the Opportunity Fund’s portfolio and has acted in this capacity since the Fund’s inception.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to Both Funds” on page 11 of this Prospectus.

INFORMATION RELEVANT TO BOTH FUNDS

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment Requirements

$2,500 (may be divided among different types of taxable accounts and Funds)

$1,000 for tax-deferred retirement plans

Minimum Additional Investment Requirement

No minimums

To Place Purchase, Exchange or Redemption Orders

By Mail:
Profit Funds Investment Trust
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

By Bank Wire: Call 1-888-744-2337 for assistance.

General Information

You may purchase, exchange or redeem (sell) shares of each Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by wire transfer or through your financial intermediary.

TAX INFORMATION

Each Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS

THE PROFIT FUND

INVESTMENT OBJECTIVE

The Profit Fund seeks to provide investors with a high long-term total return, consistent with the preservation of capital and maintenance of liquidity. Total return represents any capital appreciation and/or income received from the Fund’s investments. Dividend income is only an incidental consideration to the Fund’s investment objective. The Fund’s investment objective may be changed without shareholder approval, but only after shareholders have been notified.

INVESTMENT STRATEGIES

Normally, the Profit Fund will invest at least 65% of its total assets in the common stocks of established, larger capitalization companies (that is, companies having a market capitalization exceeding $10 billion). The Fund expects to invest a portion of its assets in stocks currently paying dividends, although it may buy stocks that are not paying dividends but offer prospects for growth of capital or future income.

The Profit Fund’s investment strategy is designed to participate in rising equity markets while limiting, as much as possible, the downside volatility which can accompany equity investing. The Adviser uses a disciplined valuation process to select stocks generally having the following characteristics:

•	low price/earnings ratios relative to a company’s sector or historical performance;

•	strong balance sheet ratios;

•	high return on capital; and/or

•	low price/earnings growth ratios relative to a company’s sector.

In the Adviser’s opinion, these stocks typically enjoy low expectations from investors in general and are undervalued. As a result, in the Adviser’s opinion, average “earnings” performance by such companies can result in superior stock performance, and disappointing “earnings” should result in minimal negative stock performance.

After purchasing a stock, the Adviser continues to monitor its progress in relation to the overall market and its peers. In evaluating whether to sell a stock, the Adviser considers, among other factors, whether:

•	the stock is overvalued relative to other investments;

•	the stock has met the Adviser’s earnings expectations;

•	political, economic, or other events could affect the company’s performance; and

•	the Adviser has identified a more attractive opportunity.

The Adviser will not necessarily sell a security based on its relationship to these or other factors.

The Profit Fund may invest a portion of its assets in stocks currently paying dividends, although it may buy stocks that are not paying dividends but offer prospects for growth of capital or future income. Although the Fund invests primarily in common stocks, the Fund may also invest in securities convertible into common stock (such as convertible bonds, convertible preferred stocks and warrants). The Fund may invest in convertible preferred stocks and bonds which are rated at the time of purchase in the four highest rating categories assigned by Moody’s Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor’s Ratings Group (AAA, AA, A, BBB) or unrated securities determined by the Adviser to be of comparable quality.

Temporary Defensive Strategies. When the Adviser believes substantial price risks exist for common stocks because of uncertainties in the investment outlook, or when in the judgment of the Adviser it is otherwise warranted in selling to manage the Fund’s portfolio, the Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers’ acceptances and time deposits), commercial paper, shares of money market investment companies, U.S. Government obligations having a maturity of less than one year or repurchase agreements. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the Adviser may make frequent securities trades that could result in increased fees, expenses, and taxes.

THE PROFIT OPPORTUNITY FUND

INVESTMENT OBJECTIVE

The Profit Opportunity Fund seeks to provide investors with long-term capital appreciation. In addition, it seeks to outperform the Russell 2000 Index. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Fund’s investment objective may be changed without shareholder approval, but only after shareholders have been notified.

INVESTMENT STRATEGIES

Under normal market conditions, the Opportunity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of small capitalization companies. A small capitalization company is defined by the Adviser as a company having a market capitalization between $250 million and $1.5 billion at the time of investment. The Fund expects to hold between 35 to 55 equity positions with an average position size of less than 3% of the Fund’s net assets.

The Opportunity Fund’s investment strategy is designed to participate in rising equity markets while limiting, as much as possible, the downside volatility which can accompany equity investing. The Adviser uses a disciplined valuation process to select stocks generally having the following characteristics:

•	low price/earnings ratios relative to a company’s sector or historical performance;

•	strong balance sheet ratios;

•	high return on capital; and/or

•	low price/earnings growth ratios relative to a company’s sector.

In the Adviser’s opinion, these stocks typically enjoy low expectations from investors in general and are undervalued. As a result, in the Adviser’s opinion, average “earnings” performance by such companies can result in superior stock performance, and disappointing “earnings” should result in minimal negative stock performance.

After purchasing a stock, the Adviser continues to monitor its progress in relation to the overall market and its peers. In evaluating whether to sell a stock, the Adviser considers, among other factors, whether:

•	the stock is overvalued relative to other investments;

•	the stock has met the Adviser’s earnings expectations;

•	political, economic, or other events could affect the company’s performance; and

•	the Adviser has identified a more attractive opportunity.

The Adviser will not necessarily sell a security based on its relationship to these or other factors.

Temporary Defensive Strategies. When the Adviser believes substantial price risks exist for common stocks because of uncertainties in the investment outlook, or when in the judgment of the Adviser it is otherwise warranted in selling to manage the Fund’s portfolio, the Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers’ acceptances and time deposits), commercial paper, shares of money market investment companies, U.S. Government obligations having a maturity of less than one year or repurchase agreements. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the Adviser may make frequent securities trades that could result in increased fees, expenses, and taxes.

INVESTMENT RISKS

Risks Applicable to Both Funds

As with any mutual fund, there is a risk that you could lose money by investing in the Funds. The Funds are not intended to be a complete investment program and there is no assurance that the Funds will achieve their investment objectives.

Market Risk. Investments in common stock are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of each Fund will fluctuate.

Style Risk. The Adviser’s approach generally focuses on stocks believed to be selling at a discount relative to the market and its peers while having strong growth characteristics. If the market does not recognize these companies, their stock prices may remain stable or decrease in value. The Funds may underperform other funds that employ a different investment style.

Manager Risk. The Adviser’s method of security selection may not be successful and the Funds may underperform the market as a whole.

Risks Applicable to The Profit Fund

Market Capitalization Risk. Stocks fall into three broad market capitalization categories – large, medium and small. The Profit Fund invests primarily in large capitalization companies. Investing primarily in one category (i.e., large capitalization) carries the risk that due to current market conditions that category may be out of favor. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Credit and Interest Rate Risk. Although not a principal risk, the Profit Fund may also be subject to credit and interest rate risks. Preferred stocks and bonds rated Baa or BBB have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. When interest rates rise, the value of such securities can be expected to decline.

Risks Applicable to The Profit Opportunity Fund

Market Capitalization Risk. Stocks fall into three broad market capitalization categories – large, medium and small. The Opportunity Fund invests primarily in small capitalization companies. Investing primarily in one category (i.e., small capitalization) carries the risk that due to current market conditions that category may be out of favor. Small capitalization companies often involve higher risks than larger, more established companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of small capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small capitalization companies may be subject to greater price fluctuations. Small capitalization companies also may not be widely followed by investors, which can lower the demand for their stock.

FUND DETAILS

HOW TO PURCHASE SHARES

Initial Investments. For taxable accounts, your initial investment in the Funds must be at least $2,500. This investment may be divided by a single investor among different investment accounts in a single Fund or among accounts in more than one Fund that total $2,500 in the aggregate. For tax-deferred retirement plans, the minimum initial investment is $1,000. The Funds may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment. You may open an account and make an initial investment through securities dealers having a sales agreement with the Funds and/or Ultimus Fund Distributors, LLC, the Funds’ principal underwriter (the “Distributor”). You may also make a direct initial investment by sending a check and a completed and signed account application form to Profit Funds Investment Trust, c/o Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the appropriate Fund.

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, “starter” checks, third-party checks, traveler’s checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders.

By sending your check to the Funds, please be aware that you are authorizing the Funds to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Funds receive your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If a Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

You may also purchase shares of the Funds by wire transfer. Please telephone Ultimus Fund Solutions, LLC, the Funds’ transfer agent (the “Transfer Agent”) (nationwide call toll-free 1-888-744-2337) for instructions. The Funds require advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Funds. An order is considered received when US Bank, N.A., the Funds’ custodian, receives payment by wire. If the Funds do not receive timely and complete account information there may be a delay in the investment of your money and any accrual of dividends. In addition, if an account application was faxed to the Transfer Agent, you must also mail the completed and signed account application to the Transfer Agent on the same day the wire payment is made. Your financial institution may charge a fee for wiring funds. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days’ prior notice to shareholders. Shares will be issued at the net asset value (“NAV”) next computed after receipt of your wire in proper form.

Shares of each Fund are sold on a continuous basis at the NAV next determined after receipt of a purchase order by the Funds. Purchase orders received by dealers (that have a selling or similar type agreement with the Funds or the Distributor) prior to 4:00 p.m., Eastern time, on any day the New York Stock Exchange is open and transmitted to the Transfer Agent on that day are confirmed at the NAV determined as of the close of the regular session of trading on the New York Stock Exchange on that day. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent prior to 4:00 p.m., Eastern time, are confirmed at that day’s NAV, assuming the purchase order is in good form. Direct purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are confirmed at the NAV determined on the following business day.

Adding to Your Account. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer. Additional purchase requests through the Transfer Agent must include your name and account number to ensure proper crediting to your account. While there is no minimum amount required for subsequent investments, each Fund reserves the right to impose such requirement. All purchases are made at the NAV next determined after receipt of a purchase order by the Funds.

Automatic Investment and Direct Deposit Plans. You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account. In order to participate in this service, your initial investment must meet the stated investment minimums ($2,500 taxable accounts/$1,000 tax-deferred accounts). Subsequent investments must be at least $50 under the plan. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days’ written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

Additional Information. The Funds will mail you confirmations of all purchases and redemptions of Fund shares. Certificates representing shares are not issued. The Funds and the Distributor reserve the right to limit the amount of investments and to refuse to sell shares to any person.

The Funds’ account application contains provisions in favor of the Funds, the Adviser, the Distributor, the Transfer Agent and certain of their affiliates,

excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Transfer Agent in the transaction.

Anti-Money Laundering Compliance. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Funds will ask for your name, address, date of birth, and other information that will allow the Funds to identify you. The Funds may also ask to see your driver’s license or other identifying documents.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information previously listed. If we cannot verify your identity, we may determine not to open an account for you or, if your account is open, we may close your account. Closed accounts will be valued at the NAV determined as of the close of the New York Stock Exchange on the day the account is closed, and redemption proceeds may be worth more or less than the original investment.

If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Frequent Trading Policies. Excessive, short-term trading practices may disrupt portfolio management strategies, harm the Funds’ performance and increase expenses. The Board of Trustees has adopted certain policies to discourage certain types of trading in Fund shares that may be harmful to the Funds and their shareholders. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject any purchase order it regards as disruptive to efficient portfolio management such as from investors that have a history of abusive trading or whose trading has been or may be disruptive to the Funds. If your purchase order is rejected, you will be responsible for any resulting loss or fees imposed by your financial institution. The Funds do not accommodate frequent purchases or redemptions of Fund shares.

The Funds use all reasonable means available to ensure restrictions on frequent trading are applied uniformly. When financial intermediaries establish omnibus accounts in the Funds for their clients, the Funds may be unable to directly monitor the individual clients’ trading activity. However, the Funds’ service providers and/or Chief Compliance Officer review trading activity at the omnibus account level, and look for activity that may indicate potential frequent trading or market timing. If the Funds detect suspicious trading activity, the Funds will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including, but not limited to, prohibiting additional purchases of Fund shares by the intermediary and/or its client. The Funds may elect to rely on intermediaries to apply their frequent-trading policies and their policies may differ from those described in this Prospectus. If you invest with the Funds through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.

HOW TO EXCHANGE SHARES

Shares of one Fund may be exchanged for shares of the other Fund. The exchange of shares of one Fund for shares of the other Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of a Fund acquired by means of an exchange will be purchased at the net asset value next determined after receipt of the exchange request by the Transfer Agent in the form described below. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 888-744-2337. Please provide the following information:

•	Your name and telephone number

•	The exact name of your account and your account number

•	Taxpayer identification number (usually your Social Security number)

•	Dollar value or number of shares to be exchanged

•	The name of the Fund from which the exchange is to be made

•	The name of the Fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

HOW TO REDEEM SHARES

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Funds’ account records. If the shares to be redeemed have a value of more than $50,000, your signature must be guaranteed. If the name(s) or the address on your account has been changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice. For more information on signature guarantees, call the Transfer Agent at 1-888-744-2337.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. If your instructions request a redemption by wire, you may be charged a $15 processing fee by the Funds’ custodian. The Funds reserve the right, upon 30 days’ written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the address of record for the account.

You will receive the NAV per share next determined after receipt by the Transfer Agent (or other agents of the Funds) of your redemption request in the form described above. Payment is normally made within three business days after receipt in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire transfer.

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the NAV next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. Please see your brokerage firm or financial institution’s program information to understand what is required to redeem shares.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Funds for more information about ACH transactions.

Automatic Withdrawal Plan. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $50 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 888-744-2337 for additional information.

Additional Information. At the discretion of the Funds or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Funds reserve the right to require you to close your account(s) if at any time the value of your shares is less than $2,500 (based on actual amounts invested, unaffected by market fluctuations), or $1,000 in the case of tax-deferred retirement plans, or such other minimum amount as the Funds may determine from time to time. After notification to you of the Funds’ intention to close your account, you will be given 60 days to increase the value of your account(s) to the minimum amount.

The Funds reserve the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. The Funds reserve the right to make payment for shares redeemed in liquid portfolio securities of the Funds taken at current market value. When the Funds redeem “in kind,” you may incur brokerage costs and the securities you receive are subject to fluctuations in value until the securities are sold.

DIVIDENDS AND DISTRIBUTIONS

Each Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. Distributions are paid according to one of the following options:

Share Option	—	income distributions and capital gains distributions reinvested in additional shares
Income Option	—	income distributions paid in cash; capital gains distributions reinvested in additional shares
Cash Option	—	income distributions and capital gains distributions paid in cash

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the NAV in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then current NAV and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed dividend checks.

TAXES

Each Fund intends to qualify for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, a Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to shareholders. The Funds expect most distributions to be in the form of capital gains; however, the nature of a Fund’s distributions could vary in any given year.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Dividends distributed by each Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Funds are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Funds hold their assets. Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.

If you buy shares shortly before the record date of a distribution you will pay taxes on money earned by the Funds before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

Federal law requires the Funds to withhold taxes on distributions (currently at the rate of 28%) paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct.

The Funds will mail a statement to you by February 15 of each year indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions.

You should consult your tax advisor about the tax consequences of distributions from the Funds, redemptions of Fund shares, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See “Taxes” in the Statement of Additional Information for further information.

MANAGEMENT OF THE FUNDS

Each Fund is a diversified series of Profit Funds Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

The Trust retains Profit Investment Management, LLC, 8401 Colesville Road, Suite 320, Silver Spring, Maryland 20910, to manage the Funds’ investments. The Adviser has been registered as an investment adviser since 1996 and provides portfolio management services to individuals, state and municipal governments, banks, trusts, investment companies, estates, corporations or pensions, charitable organizations and profit sharing plans.

For its services, the Funds pay the Adviser a monthly investment advisory fee computed at the annual rate of 0.75% and 0.95% for the Profit Fund and the Opportunity Fund, respectively. During the most recent fiscal year ended September 30, 2011, the Adviser waived all of its fees from each of the Funds.

The Adviser has contractually agreed until at least February 1, 2013 to waive its advisory fees and/or reimburse operating expenses of the Profit Fund

(excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense, and extraordinary items) to the extent necessary to limit the Fund’s ordinary operating expenses to 1.35% of the Fund’s average daily net assets. Any advisory fees waived and/or operating expenses reimbursed by the Adviser are not subject to repayment by the Profit Fund.

The Adviser has contractually agreed until at least February 1, 2014 to reduce its advisory fees and reimburse other operating expenses of the Opportunity Fund (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense, and any extraordinary items) to the extent necessary to limit the Fund’s ordinary operating expense to 1.60% of the Fund’s average daily net assets. Any advisory fee reductions and/or expense reimbursements by the Adviser are subject to repayment by the Opportunity Fund for a period of three years from the end of the fiscal year during which such fee reductions or expense reimbursements occurred, provided the repayment to the Adviser does not cause the Fund’s aggregate ordinary operating expenses to exceed the expense limitation. This expense limitation agreement may be terminated by the Trust or the Adviser upon not less than 60 days’ prior written notice, provided, however, that (i) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (ii) the agreement terminates automatically if the Adviser ceases to serve as the Opportunity Fund’s investment adviser. The Adviser will have no claim against the Opportunity Fund and the Opportunity Fund will not reimburse the Adviser for any unpaid amounts if its expense limitation agreement is terminated.

A discussion regarding the factors considered by the Board of Trustees in its most recent approval of the investment management agreement with respect to the Profit Fund, including its conclusions with respect thereto, will be available in the Funds’ semi-annual report to shareholders for the period ending March 31, 2012

Portfolio Manager

Eugene A. Profit, the President of the Adviser, is primarily responsible for the day-to-day management of each Fund’s portfolio. Mr. Profit has acted in this capacity for the Profit Fund since October 31, 1997 and for the Opportunity Fund since the Fund’s inception. Mr. Profit has been the President and Chief Executive Officer of the Adviser since February 1996.

The Funds’ SAI contains further details about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Fund shares.

Portfolio Holdings and Disclosure Policy

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Statement of Additional Information.

DISTRIBUTION PLANS

Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) that allows it to pay for certain expenses related to the distribution of its shares, including payments to securities dealers and other persons who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Fund; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Fund may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund’s shares.

The annual limitation for payment of expenses pursuant to the Plan is 0.25% per annum of each Fund’s average daily net assets. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost long-term shareholders more than paying other types of sales loads. In the event a Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

The Adviser may make additional payments to financial organizations from its own revenues based on the amount of customer assets maintained in the Funds by such organizations. The payment by the Adviser of any such additional compensation will not affect the expense ratios of the Funds.

CALCULATION OF SHARE PRICE

On each day that the Funds are open for business, the NAV of each Fund’s shares is determined as of the close of the regular session of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time). The Funds are open for business on each day the New York Stock Exchange is open for business. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

The Funds’ portfolio securities are valued as follows: (i) securities which are traded on stock exchanges for which market quotations are available are valued at the closing sale price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price, (iii) securities traded in the over-the-counter market are valued at the last sale price (or, if the last sale price is not available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, and (iv) securities and other assets for which market quotations are not available or are considered to be unreliable due to market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. A Fund may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund’s calculation of its NAV but after the close of the primary markets on which the security is traded. A Fund may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Fund’s calculation of its NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. One or more pricing services may be utilized to determine the value of securities held by the Funds. The NAV per share of each Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years (or if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP, whose report, along with the Funds’ financial statements, is included in the September 30, 2011 annual report to shareholders, which is available, without charge, upon request.

THE PROFIT FUND

Per share data for a share outstanding throughout each year:

	Year Ended Sept. 30, 2011		Year Ended Sept. 30, 2010		Year Ended Sept. 30, 2009	Year Ended Sept. 30, 2008	Year Ended Sept. 30, 2007
Net asset value at beginning of year	$16.96		$15.50		$16.18	$22.86	$20.19

Income (loss) from investment operations:
Net investment income (loss)	0.00	(a)	(0.06)		(0.02)	(0.09)	(0.17)
Net realized and unrealized gains (losses) on investments	(0.64)		1.52		(0.15)	(4.04)	3.51
Total from investment operations	(0.64)		1.46		(0.17)	(4.13)	3.34

Less distributions:
From net realized gains from security transactions	—		—		(0.51)	(2.55)	(0.67)

Net asset value at end of year	$16.32		$16.96		$15.50	$16.18	$22.86

Total return (b)	(3.77%	)	9.42%		(0.29% )	(20.12% )	16.92%

Net assets at end of year (000’s)	$9,895		$10,626		$8,882	$8,441	$11,514

Ratio of total expenses to average net assets	2.19%		2.76%		3.53%	3.34%	3.18%

Ratio of net expenses to average net assets (c)	1.43%		1.75%		1.75%	1.75%	1.85%

Ratio of net investment income (loss) to average net assets (c)	0.01%		(0.41%	)	(0.14% )	(0.48% )	(0.77% )

Portfolio turnover rate	37%		29%		31%	40%	39%

(a)	Amount rounds to less than $0.01 per share.
(b)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers and expense reimbursements.

THE PROFIT OPPORTUNITY FUND

Per share data for a share outstanding throughout the period:

	Period Ended Sept. 30, 2011(a)
Net asset value at beginning of period	$10.00

Loss from investment operations:
Net investment loss	(0.02)
Net realized and unrealized losses on investments	(2.20)
Total from investment operations	(2.22)

Net asset value at end of period	$7.78

Total return (b)	(22.20%	)(c)

Net assets at end of period (000’s)	$212

Ratio of total expenses to average net assets	41.80%	(e)

Ratio of net expenses to average net assets (d)	1.60%	(e)

Ratio of net investment loss to average net assets (d)	(0.33%	)(e)

Portfolio turnover rate	10%	(c)

(a)	Represents the period from the commencement of operations (December 20, 2010) through September 30, 2011.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Ratio was determined after advisory fee reductions and expense reimbursements.
(e)	Annualized.

Privacy Notice

FACTS	WHAT DOES THE PROFIT FUNDS INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪    Social Security number
▪    Assets
▪    Retirement Assets
▪    Transaction History
▪    Checking Account Information
▪    Purchase History
▪    Account Balances
▪    Account Transactions
▪    Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Profit Funds Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Profit Funds Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	1-888-744-2337

Who we are
Who is providing this notice?	Profit Funds Investment Trust Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Profit Funds Investment Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Profit Funds Investment Trust collect my personal information?
We collect your personal information, for example, when you

▪    Open an account
▪    Provide account information
▪    Give us your contact information
▪    Make deposits or withdrawals from your account
▪    Make a wire transfer
▪    Tell us where to send the money
▪    Tells us who receives the money
▪    Show your government-issued ID
▪    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪    Affiliates from using your information to market to you
▪    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.

▪ Profit Investment Management, LLC, the investment adviser to the Profit Funds Investment Trust, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Profit Funds Investment Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Profit Funds Investment Trust does not jointly market.

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FOR MORE INFORMATION

PROFIT FUNDS INVESTMENT TRUST
8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910

Investment Adviser
PROFIT INVESTMENT MANAGEMENT, LLC
8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910
(301) 650-0059

Administrator/Transfer Agent
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Shareholder Service
Nationwide: (Toll-Free) 888-744-2337

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety in this Prospectus.

Additional information about the Funds’ investments will be available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquires about the Funds, please call 1-888-744-2337. The Funds also makes available the SAI and annual and semiannual reports on the Funds’ website at www.profitfunds.com/products.php.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, know as “Householding,” is used for most required mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds, including the SAI, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-07677

PROFIT FUNDS INVESTMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION

The Profit Fund
Ticker Symbol: PVALX

The Profit Opportunity Fund
Ticker Symbol: PROFX

February 1, 2012

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for The Profit Fund and The Profit Opportunity Fund dated February 1, 2012 , which may be supplemented from time to time.  This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.  Copies of the Prospectus, Annual Report or Semiannual Report may be obtained without charge, upon request, by writing to Profit Funds Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-888-744-2337, or by visiting the Funds’ website www.profitfunds.com.  Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

THE TRUST

Profit Funds Investment Trust (the “Trust”), an open-end, diversified management investment company, was organized as a Massachusetts business trust on June 14, 1996.  The Trust currently offers two series of shares to investors, The Profit Fund and The Profit Opportunity Fund (individually a “Fund” and together the “Funds”). Prior to February 1, 2004, the name of The Profit Fund was Profit Value Fund.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of a Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected.  In case of any liquidation of a Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund.  No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Shares of each Fund have equal voting rights and liquidation rights.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The Funds are not required to hold annual meetings of shareholders.  The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.  The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the “1940 Act”) in order to facilitate communications among shareholders.

On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (1) when required by the 1940 Act, shares shall be voted by individual Fund; and (2) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon.  Examples of matters that affect only a particular Fund could be a proposed change in the fundamental investment objective or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund.  The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership.  However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Trust is not aware of any instance where such result has occurred.  In addition, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees.  The Agreement and Declaration of Trust also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations.  Management believes that, in view of the above, the risk of personal liability is remote.

The name “PROFIT” is derived from Eugene A. Profit, the founder and principal shareholder of Profit Investment Management, LLC, the investment adviser of the Funds.  “PROFIT” is not intended to be an indication of the investment objective and policies of the Funds.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

The investment objective of The Profit Fund (the “Profit Fund”) is to provide investors with a high long-term total return, consistent with the preservation of capital and maintenance of liquidity.

The investment objective of The Profit Opportunity Fund (the “Opportunity Fund”) is to provide investors with long-term capital appreciation.  In addition, the Opportunity Fund seeks to outperform the Russell 2000 Index.

Each Fund’s investment objective may be changed by the Board of Trustees without shareholder approval, but only after shareholders have been notified.

A more detailed discussion of some of the investment policies and strategies of the Funds appears below.  Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

Commercial Paper.   Commercial paper consists of short-term (usually from one to two hundred and seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.  The Funds will only invest in commercial paper rated in one of the two highest categories by either Moody’s Investors Service, Inc. (Prime-1 or Prime-2) or Standard & Poor’s Ratings Group (A-1 or A-2) or, if unrated, which the Adviser determines to be of equivalent quality in accordance with guidelines established by the Board of Trustees.  Certain notes may have floating or variable rates.  Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds’ restrictions on illiquid investments (see “Investment Limitations”) unless, in the judgment of the Adviser, pursuant to guidelines established by the Board of Trustees, such note is considered to be liquid.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s).  Among the factors considered by Moody’s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; and the financial strength of the parent company and the relationships which exist with the issuer.  These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2.  Commercial paper rated A-1 (highest quality) by Standard & Poor’s Ratings Group (“S&P”) has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.  The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1 or A-2.

Bank Debt Instruments.   Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.  Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Each  Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund’s net assets would be invested in such securities and other illiquid securities.

U.S. Government Obligations.   “U.S. Government obligations” include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.  U.S. Treasury obligations are backed by the “full faith and credit” of the United States Government.  U.S. Treasury obligations include Treasury bills, Treasury notes and Treasury bonds.

Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Financing

Corporation of America and the Tennessee Valley Authority.  Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury.  U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

Warrants and Rights.   Warrants are options to purchase equity securities at a specified price and are valid for a specific time period.  Prices of warrants do not necessarily move in concert with the prices of the underlying securities.  Rights are similar to warrants, but normally have a shorter duration and are distributed by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.  Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of a Fund’s entire investment therein). Each Fund may purchase warrants and rights, provided that each Fund does not currently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.  Of such 5%, no more than 2% of a Fund’s assets at the time of purchase will be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

Options.   Each Fund may write (sell) covered call and covered put options on equity securities that are eligible for purchase by the Fund. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund.  These options are covered by the Fund because, in the case of call options, it will own the underlying securities as long as the option is outstanding or because, in the case of put options, it will maintain a segregated account of cash or liquid securities which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities.  Each Fund may also write straddles (combinations of puts and calls on the same underlying security).  Each Fund will receive a premium from writing a put or call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option.  By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

Each Fund may purchase put or call options.  In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid.  A Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium.  If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise.  The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized and may be required to pay a price in excess of current market value in the case of a put option.

Each Fund may purchase and sell options listed on an exchange or in the over-the-counter market.  A Fund’s ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.  A Fund will not purchase any option, which in the opinion of the Adviser, is illiquid if, as a result thereof, more than 15% of the Fund’s net assets would be invested in illiquid securities.

Loans of Portfolio Securities.   Each Fund may lend its portfolio securities subject to the restrictions stated herein.  Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Funds if the demand meets the terms of the letter.  Such terms and the issuing bank must be satisfactory to the Funds.  A Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower.  A Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans.  Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser.  The terms of a Fund’s loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any important matter.

Borrowing and Pledging.   Each Fund may borrow money from banks, provided that immediately after such borrowing, there is asset coverage of at least 300% for all borrowings of the Fund.  A Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets.  Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund’s net asset value.  This is the speculative factor known as leverage.  The Fund’s’ policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.  It is each Fund’s present intention, which may be changed by the Board of Trustees without shareholder approval, to borrow only for emergency or extraordinary purposes and not for leverage.

Foreign Securities.   Subject to the Fund’s’ investment policies and quality and maturity standards, each Fund may invest in the securities (payable in U.S. dollars) of foreign issuers.  Investments in foreign securities may include investments in sponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer.  ADRs, in registered form, are designed for use in U.S. securities markets.

Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers.  Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  There may be less governmental supervision of securities markets, brokers and issuers of securities than in the United States.  Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies and foreign brokerage commissions and custodian fees are generally higher than in the United States.  Settlement practices may include delays and may differ from those customary in United States markets.  Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

Preferred Stocks.   Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities.   Each Fund may invest in convertible securities, i.e., preferred stocks or bonds which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of an issuer’s common stock at the option of the holder during a specified period of time.  Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to similar nonconvertible securities.  While providing a fixed income stream (generally higher in yield than the income that may be derived from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).  As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise.  However, the price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.  While no securities investment is without some risk, investments in convertible securities generally entail less volatility than investments in the common stock of the same issuer.

Investment in Lower-Rated Debt Securities.   Each Fund may invest in debt securities rated below investment grade by a nationally recognized statistical rating organization (i.e., rated below Baa by Moody’s or BBB by S&P) or in unrated debt securities which, in the judgment of the Adviser, possess similar credit characteristics as debt securities rated below investment grade (commonly known as “junk bonds”).

Investment in junk bonds involves substantial risk.  Securities rated Ba or lower by Moody’s or BB or lower by S&P are considered by those rating agencies to be predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security, and generally involve greater volatility of price than securities in higher rating categories.  More specifically, junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies and are frequently issued in corporate restructurings such as mergers and leveraged buyouts.  Such securities are particularly vulnerable to adverse changes in the issuer’s industry and in general economic conditions.  Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer’s bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders.  While the junk bonds in which a Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

Junk bonds tend to be more volatile than higher rated fixed income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher rated fixed income securities.  Like higher rated fixed income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher rated fixed income securities even under normal economic conditions.  In addition, there may be significant disparities in the prices quoted for junk bonds by various dealers.  Adverse economic conditions or investor perceptions may impair the liquidity of this market and may cause prices a Fund receives for its junk bond holdings to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio.  Under such conditions, judgment may play a greater role in valuing certain of the portfolio securities held by a Fund than in the case of securities trading in a more liquid market.

Repurchase Agreements.   Each Fund may enter into repurchase agreements with its custodian, with banks having assets in excess of $10 billion and broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York.  A Fund will not enter into a repurchase agreement that is not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets will be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after a Fund’s acquisition of the securities and normally will be within a shorter period of time.  The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time a Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security.  At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.  The collateral securing the seller’s obligation must be of a credit quality at least equal to the Funds’ investment criteria for portfolio securities and will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund’s investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the security.  If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Funds, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price.  However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that a Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Investment Company Securities.   Each Fund may invest up to 10% of its total assets in securities of other investment companies.  Investments by a Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. Each Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company.  An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Illiquid Investments.   Each Fund may invest up to 15% of its net assets in illiquid securities.  Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of each Fund’s investments.  The absence of a trading market can make it difficult to ascertain a market value for illiquid investments.  Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for a Fund to sell illiquid securities promptly at an acceptable price.

Temporary Defensive Positions.   Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  When taking a temporary defensive position, a Fund may temporarily hold all or a portion of its assets in cash or short-term obligations such as bank debt instruments (certificates of deposit, bankers’ acceptances and time deposits), commercial paper, shares of money market investment companies, U.S. Government obligations having a maturity of less than one year or repurchase agreements. Although the Funds primarily will invest in these securities to avoid losses, this type of investing also could prevent a Fund from achieving its investment objective.  During these times, the Adviser may make frequent securities trades that could result in increased fees, expenses and taxes.

INVESTMENT LIMITATIONS

The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds.  These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund.  For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Fund.

The limitations applicable to each Fund are:

1.           Borrowing Money.  Each Fund will not borrow money, except from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund.

2.     Pledging. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. A Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

3.           Margin Purchases.  Each Fund will not purchase any securities on “margin” (except such short-term credits as are necessary for the clearance of transactions).

4.           Short Sales.  Each Fund will not make short sales of securities, or maintain a short position, other than short sales “against the box.”

5.           Commodities.  Each Fund will not purchase or sell commodities or commodity contracts, including futures.

6.           Mineral Leases.  Each Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

7.           Underwriting.  Each Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under certain federal securities laws.

8.           Illiquid Investments.  Each Fund will not purchase securities for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities.

9.           Real Estate.  Each Fund will not purchase, hold or deal in real estate or real estate mortgage loans, including real estate limited partnership interests, except that a Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate or by interests in mortgage loans, including securities secured by mortgage-backed securities.

10.         Loans.  Each Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements.  For purposes of this limitation, the term “loans” shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

11.         Investing for Control.  Each Fund will not invest in companies for the purpose of exercising control or management.

12.         Other Investment Companies.  Each Fund will not invest more than 10% of its total assets in securities of other investment companies.  A Fund will not invest more than 5% of its total assets in the securities of any single investment company.  A Fund will not hold more than 3% of the outstanding voting stock of any single investment company.

13.         Securities Owned by Affiliates.  Each Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or principals of the Adviser owning individually more than one-half of 1% of the securities of such issuer, or own in the aggregate more than 5% of the securities of such issuer.

14.         Industry Concentration.  Each Fund will not invest more than 25% of its total assets in any particular industry.

15.         Senior Securities.  Each Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except in so far as any borrowing that a Fund may engage in may be deemed to be an issuance of a senior security.

With respect to the percentages adopted by the Trust as maximum limitations on the Funds’ investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Funds as described above in investment limitation 2.  The Funds have never made, nor do they presently intend to make, short sales of securities “against the box” as described above in investment limitation 4.  The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees.  The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.  The Trustees serve for an indefinite term and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust.  Each Trustee who is an “interested person” of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

Name, Address and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation During the Past 5 Years and Directorships Of Public Companies Held Within the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Interested Trustee: *Eugene A. Profit 8401 Colesville Road Suite 320 Silver Spring, Maryland 20910 Year of Birth: 1964	President and Trustee	Since June 1996	President, Chief Executive Officer and Chief Investment Officer of Profit Investment Management, LLC, the investment adviser of the Fund	2

Independent Trustees: Robert M. Milanicz 750 First Street, NE Washington, D.C. 20002 Year of Birth: 1948	Trustee	Since October 1996	From June 2010 to Present, Director, Accounting Operations of the American Psychological Association; from October 2000 to June 2010, Assistant Controller of the American Psychological Association	2

Kim Michele Keenan 1015 33rd Street, NW Washington, D.C. 20007 Year of Birth: 1962	Trustee	Since March 2009	From November 2010 to present, General Counsel of the National Association for the Advancement of Colored People (“NAACP”); from October 2007 to November 2010, Principal and founder of The Keenan Firm, PLLC (a law firm); from July 1991 to October 2007, Senior Trial Attorney with Jack H. Olender & Associates, P.C. (a law firm)	2

Executive Officers: **Michelle Q. Profit 8401 Colesville Road Suite 320 Silver Spring, Maryland 20910 Year of Birth: 1965	Chief Compliance Officer	Since October 2004	Chief Compliance Officer of the Trust and Profit Investment Management, LLC
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Vice President	Since October 2001	Managing Director of Ultimus Fund Solutions, LLC (a registered transfer agent) and Ultimus Fund Distributors, LLC (a registered broker-dealer)
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Treasurer	Since October 2001	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Frank L. Newbauer 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1954	Secretary	Since May 2011	Assistant Vice President of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (2010 to present); Assistant Vice President of JPMorgan Chase Bank, N.A. (1999 to 2010).

*
Mr. Profit, as an affiliated person of Profit Investment Management, LLC, the Funds’ investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**	Michelle Q. Profit is the wife of Eugene A. Profit.

Leadership Structure and Qualifications of Trustees

The Board of Trustees is responsible for oversight of the Funds.  The Funds have engaged the Adviser to oversee the management of each Fund on a day-to-day basis.  The Board is responsible for overseeing the Adviser and the Funds’ other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.  The Board meets at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet in person or by telephone at special meetings or at other times.  The Independent Trustees also meet at each quarterly meeting without the presence of any representatives of the Adviser.

Board Leadership.   The Board of Trustees is led by its President, Mr. Eugene A. Profit.  Mr. Profit is an “interested person” of the Trust because he is President, Chief Executive Officer and Chief Investment Officer of the Adviser.  Mr. Profit, with the assistance of the Trust’s other officers, oversees the daily operations of the Funds, including monitoring the activities of all of the Funds’ service providers.  As President, Mr. Profit participates in setting the agenda for each Board meeting and presides over each Board meeting.

The Board of Trustees has not appointed an independent Chairman or a Lead Independent Trustee.  It was determined by the Board that due to its size (three Trustees), the size of the fund complex (two funds) and the relatively straight forward investment strategies adopted by the Funds, it is not necessary to appoint an independent Chairman or a Lead Independent Trustee.  The Independent Trustees believe that they have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Funds.

Board Committees.   The Board of Trustees has an Audit Committee that is composed of the Independent Trustees of the Trust.  The Audit Committee operates under a written charter approved by the Board.  The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent auditor and whether to terminate this relationship; reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement, and the independent auditor’s independence; pre-approving audit and non-audit services provided by the independent auditor to the Trust; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the Trust’s administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing and considering any significant disputes between the Trust’s management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditor and the Trust’s senior executives, the effectiveness of the Trust’s internal accounting controls; reviewing, in consultation with the Fund’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other related matters.  Ms. Keenan and Mr. Milanicz serve as members of the

Audit Committee. The Audit Committee met one time during the fiscal year ended September 30, 2011.

The Board of Trustees has a Qualified Legal Compliance Committee that is composed of the Independent Trustees of the Trust.  The Qualified Legal Compliance Committee operates under a written charter approved by the Board.  The principal responsibilities of the Qualified Legal Compliance Committee are to receive and investigate evidence of material violations of securities laws, material breaches of fiduciary duty or similar violations.  Ms. Keenan and Mr. Milanicz serve as members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee did not meet during the fiscal year ended September 30, 2011.

The Board of Trustees does not have a nominating or compensation committee or any committee performing similar functions.  The Board of Trustees does not consider a nominating committee necessary because this function has been reserved to the Independent Trustees.  The Trust does not currently consider nominees recommended by shareholders.

Qualifications of the Trustees.   The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified and should continue to serve as such.  In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

Mr. Eugene A. Profit founded Profit Investment Management, LLC (the “Adviser”) in 1996 and serves as the Adviser’s President, Chief Executive Officer and Chief Investment Officer.  Prior to founding the Adviser, Mr. Profit was a financial consultant with a regional broker/dealer.  Mr. Profit earned his B.A. degree in Economics from Yale University.  Mr. Profit is a Board member of the National Association of Securities Professionals.  He has served as President and Trustee to the Trust since June 1996.  The Board concluded that Mr. Profit is qualified to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his academic background, his investment management experience and his overall business experience.

Ms. Kim M. Keenan is General Counsel of the NAACP.  Prior to taking the position of General Counsel, Ms. Keenan founded The Keenan Firm, a law firm specializing in complex medical malpractice cases, in October 2007 and served as Principal to the firm.  Prior to founding The Keenan Firm, Ms. Keenan was Senior Trial Attorney with the firm Jack H. Olender & Associates, P.C., specializing in complex medical malpractice cases.  Ms. Keenan is a graduate of Georgetown University’s School of Foreign Service and the University of Virginia School of Law.  She has served as President of the District of Columbia Bar Association since June 2009. Ms. Keenan currently serves on the boards of the Equal Rights Center, the Lawyers Committee for Civil Rights Under Law and the District of Columbia Chapter of the American Lung Association.  Additionally, she  serves on the advisory board of Posh Communications, a private marketing and communications company where she is a contributing legal editor for Posh’s magazine Odyssey Couleur.  The Board has concluded that Ms. Keenan is qualified to serve as a Trustee because of her past service and experience as a Trustee of the Trust, her academic background, her legal experience, her leadership roles in the community and her past experience and leadership roles on other boards.

Mr. Robert M. Milanicz has been the Director, Accounting Operations of the American Psychological Association since June 2010.  Prior to that Mr. Milanicz served as Assistant Controller of the American Psychological Association since October 2000.  Prior to October 2000, he was employed as the Comptroller of the American Psychiatric Association.  Mr. Milanicz holds a MS degree in Financial Management from The Benjamin Franklin University. Mr. Milanicz has served as a Trustee to the Trust since October 1996.  The Board has concluded that Mr. Milanicz is qualified to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his academic background and his extensive accounting and financial experience.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”).  These references do not constitute holding out that the Board as a whole, or any individual Trustee, has special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any Trustee or on the Board.

Risk Oversight.   An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The Funds are subject to a number of risks, such as investment risk, valuation risk, operational risk and legal, compliance and regulatory risk.  The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Funds, to lessen the probability of their occurrence and to mitigate any adverse effects should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the Audit Committee.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer, to report to the Board on a variety of matters at regular and special meetings.  The Board and the Audit Committee receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.  They also receive copies of “SAS 70” Reports that report on the internal control environment in the fund accounting and transfer agency operations.  On at least an annual basis, the Independent Trustees meet separately with the Trust’s Chief Compliance Officer outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives monthly portfolio compliance checklists prepared by the Trust’s Chief Compliance Officer.   The Board also receives quarterly reports from the Adviser and the administrator on the investments and securities trading of the Funds, including the Funds’ investment performance, as well as reports regarding the valuation of the Funds’ securities and other operational and compliance matters.  In addition, in its annual review of the Funds’ Management Agreements, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the Funds’ operations and the effectiveness of its committee structure.

Although the risk management policies of the Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified, nor can processes and controls necessarily be developed to eliminate or mitigate their occurrence or effects.  Some risks are simply beyond the control of the Trust, the Adviser or other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

Trustees’ Ownership of Fund Shares.   The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of December 31, 2011.

Name of Trustee	Dollar Range of The Profit Fund Shares Owned by Trustee	Dollar Range of The Profit Opportunity Fund Shares Owned by Trustee	Aggregate Dollar Range Of Shares of All Funds Overseen by Trustee
Eugene A. Profit	Over $100,000	Over $100,000	Over $100,000
Robert M. Milanicz	$1 – $10,000	None	$1 – $10,000
Kim Michele Keenan

Trustee Compensation.   Prior to October 1, 2010 each Trustee who is not an “interested person” of the Trust received from the Trust a fee of $250 for attendance at each meeting of the Board of Trustees or a Committee of the Board, plus reimbursement of travel and other expenses incurred in attending meetings.  The Independent Trustees receive from the Trust a fee of $1,250 for attendance at each meeting of the Board of Trustees or a Committee of the Board, plus reimbursement of travel and other expenses incurred in attending meetings.  The following table provides compensation amounts paid during the fiscal year ended September 30, 2011 to each of the Trustees:

Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex
Eugene A. Profit*	None	None	None	None
Robert M. Milanicz	$5,250	None	None	$5,250
Kim Michele Keenan	$5,250	None	None	$5,250

*	“Interested person” of the Trust as defined by the 1940 Act

THE INVESTMENT ADVISER

 Profit Investment Management, LLC (the “Adviser”), 8401 Colesville Road, Suite 320, Silver Spring, Maryland 20910, performs portfolio management and other services for the Funds.  The Adviser was formed in February 1996 as a Delaware limited liability company for the purpose of providing investment advice to the Trust and to others.  Eugene A. Profit, Michelle Q. Profit and Dr. Joseph A. Quash, as shareholders of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.  Dr. Quash is the father of Michele Q. Profit.

Under the terms of the Management Agreements between the Trust and the Adviser, the Adviser manages each Fund’s investments, selects the portfolio securities for investment by the Funds, purchases securities for the Funds and places orders for execution of such portfolio transactions, subject to the general supervision of the Board of Trustees.

The Profit Fund pays the Adviser a monthly fee at the annual rate of 0.75% of its average daily net assets.  The Adviser has contractually agreed until February 1, 2013 to waive its advisory fees and/or reimburse other expenses of The Profit Fund, other than brokerage commissions, extraordinary items, interest and taxes, to the extent necessary to limit ordinary operating expenses to the annual rate of 1.35% per annum.  Under this arrangement, the Adviser is not permitted to recover any fee waivers and/or expense reimbursements.  Prior to December 15, 2010, the Adviser had agreed to waive advisory fees and/or reimburse Fund expenses so that the Fund’s annual ordinary operating expenses did not exceed 1.75% of the Fund’s average daily net assets.

The Opportunity Fund pays the Adviser a monthly fee at the annual rate of 0.95% of its average daily net assets.  The Adviser has contractually agreed until February 1, 2014 to reduce its advisory fees and/or reimburse other expenses of the Opportunity Fund, other than brokerage commissions, extraordinary items, interest and taxes, to the extent necessary to limit ordinary operating expenses to the annual rate of 1.60%.  Pursuant to the terms of this expense limitation agreement, any advisory fee reductions and/or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years from the end of the fiscal year during which such fee reductions or expense reimbursements occurred, provided the repayment to the Adviser does not cause annual fund operating expenses of the Fund to exceed 1.60%.  This expense limitation agreement may be terminated by the Fund or the Adviser upon not less than 60 days’ prior written notice, provided, however, that (i) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (ii) the agreement terminates automatically if the Adviser ceases to serve as the Fund’s investment adviser.

During the fiscal years ended September 30, 2011, 2010 and 2009, the Profit Fund accrued advisory fees of $85,890, $71,958 and $62,469, respectively; however, in order to reduce the operating expenses of the Profit Fund, the Adviser waived all of its advisory fees with respect to each such year.  During the fiscal years ended September 30, 2011, 2010 and 2009, the Adviser also reimbursed the Profit Fund for other operating expenses totaling $1,673, $25,072 and $60,459, respectively.

During the fiscal year ended September 30, 2011 the Opportunity Fund accrued advisory fees of $1,866; however, in order to reduce the operating expenses of the Opportunity Fund, the Adviser waived all of its advisory fees with respect to such year.  During such fiscal year the Adviser also reimbursed the Opportunity Fund for other operating expenses totally $77,082.

The Funds are responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Funds, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Funds’ shares (see “Distribution Plan”), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and administrator of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders’ meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Funds may be a party.  The Funds may have an obligation to indemnify the Trust’s officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties.  The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

By its terms, each Fund’s Management Agreement with the Adviser remains in force from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

Each Fund’s Management Agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund’s outstanding voting securities, or by the Adviser.  Each Management Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The name “Profit” is a property right of the Adviser.  The Adviser may use the name “Profit” in other connections and for other purposes, including in the name of other investment companies.  The Trust has agreed to discontinue any use of the name “Profit” if the Adviser ceases to be employed as the Funds’ investment adviser.

Portfolio Manager

The Funds’ portfolio manager is Eugene A. Profit.  Mr. Profit has served as Portfolio Manager to the Profit Fund since October 31, 1997 and to the Opportunity Fund since its inception in December 2010.  As Portfolio Manager, he is primarily responsible for the day-to-day management of each Fund’s portfolio.

Other Accounts Managed (as of September 30, 2011)

The Portfolio Manager is also responsible for the day-to-day management of other accounts, as indicated by the following table.

Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Eugene A. Profit	Registered investment companies:	1	$ 62.6 million	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	54	$ 1.5 billion	3	$ 47.9 million

Potential Conflicts of Interest

Actual or potential conflicts of interest may arise when the Portfolio Manager has management responsibilities for more than one account (including the Funds), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the Portfolio Manager or the Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted trading policies designed to reduce the possibility of one account being favored over another.  Furthermore, the Adviser does not believe that any material conflicts of interest exist as a result of Mr. Profit managing both the Funds and the other accounts listed above with respect to their investment strategies.  The investment strategies of the Funds and the other accounts managed by Mr. Profit do not materially conflict in any way.

In a situation where the Adviser recommends the purchase or sale of the same portfolio security for the Fund(s) and its other clients, it is the policy of the Adviser to allocate purchases and sales among the Fund(s) and the other accounts in a manner which the Adviser deems equitable, taking into consideration such factors as size of the accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account.  When the Adviser aggregates client trades, this could have the adverse affect that the Fund(s), or the other accounts, would not be able to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His investment(s) may create an incentive for the Portfolio Manager to favor one account over another.  To avoid personal trading conflicts of interest, the Adviser has adopted a Code of Ethics that governs the personal trading of the Portfolio Manager.  The Code of Ethics is designed to protect the interests of the Funds and the Adviser’s other clients.

Compensation

The Portfolio Manager, being a principal owner of the Adviser, is compensated based on the overall success of the Adviser, which includes its services to the Funds.  The Portfolio Manager’s compensation from the Adviser is not based on a fixed salary, but rather on the pre-tax profits of the Adviser.  The Adviser also provides the Portfolio Manager, along with all other eligible employees, a health care plan and a retirement plan option.

Ownership of Fund Shares

The following table indicates the dollar value of shares of the Funds beneficially owned by the Portfolio Manager as of September 30, 2011 .

Name of Portfolio Manager	Fund Shares Beneficially Owned	Dollar Value of Fund Shares Beneficially Owned
Eugene A. Profit	The Profit Fund	$100,001—$500,000
	The Profit Opportunity Fund	$100,001—$500,000

THE DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Trust pursuant to a Distribution Agreement.  Shares of the Funds are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obligated to sell any particular amount of shares.  The Distribution Agreement provides that, unless sooner terminated, it will continue in effect from year to year if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.  The Distributor is an affiliate of the Funds’ transfer agent, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

DISTRIBUTION PLAN

As stated in the Prospectus, each Fund has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which permits the Funds to pay for expenses incurred in the distribution and promotion of such shares.  Under the terms of the Plan, each Fund may pay for various expenses incurred in connection with the distribution of its shares, including payments to securities dealers and others who are engaged in the sale of shares, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, or in connection with shareholder support services which the Funds may reasonably request and which are not otherwise provided by the Funds’ transfer agent. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of 0.25% of each Fund’s average daily net assets.  Unreimbursed expenses will not be carried over from year to year, nor will the Funds have any obligation for unreimbursed expenses upon termination of the Plan.  During the fiscal year ended September 30, 2011, the Profit Fund incurred distribution expenses of $18,026 , of which $5,913 were fees paid to the Distributor, $9,159 was compensation paid to broker-dealers for the sale or retention of Fund shares, and $2,954 were expenses related to advertising the Fund and the licensing of salespersons.   During the fiscal year ended September 30, 2011, the Opportunity Fund incurred distribution expenses of $491, of which $87 were fees paid to the Distributor, $253 was compensation paid to broker-dealers for the sale or retention of

Fund shares, and $151 were expenses related to advertising the Fund and the licensing of salespersons.

The continuance of the Plan must be specifically approved at least annually by a vote of the Trust’s Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the “Independent Trustees”) at a meeting called for the purpose of voting on such continuance.  The Plan may be terminated by a Fund at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund.  In the event the Plan is terminated in accordance with its terms, the Funds will not be required to make any payments for expenses incurred after the termination date.  The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval.  All material amendments to the Plan must be approved by a vote of the Trust’s Board of Trustees and by a vote of the Independent Trustees.

In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.  The Board of Trustees believes that expenditure of assets for distribution expenses under the Plan should assist in the Funds’ growth, which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies.  The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan.  There can be no assurance that the benefits anticipated from the expenditure of assets for distribution will be realized.  While the Plan is in effect, all amounts spent pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review.  In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

By reason of his controlling interest in the Adviser, Eugene A. Profit may be deemed to have a financial interest in the operation of the Plan.

TRANSFER AGENT

The Funds’ transfer agent, Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  Ultimus receives from each Fund for its services as transfer agent a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,500 per month.  In addition, each Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

Ultimus also provides accounting and pricing services to the Funds.  For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, each Fund pays Ultimus a base fee of $2,500 per month plus an asset-based fee computed as a percentage of its average net assets in excess of $25 million.  In addition, the Funds pay all costs of external pricing services.

Ultimus also provides administrative services to the Funds. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  Ultimus supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.  For the performance of these administrative services, each Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .10% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million; provided, however, that the minimum fee is $2,000 per month.

During the last three fiscal years, Ultimus received the following fees from the Profit Fund for transfer agent services, accounting services and administrative services:

Fiscal Year Ended	Transfer Agent Fees	Accounting Services Fees	Administrative Services Fees
September 30, 2011	$18,000	$30,000	$24,000
September 30, 2010	$18,000	$30,000	$24,000
September 30, 2009	$18,000	$30,000	$24,000

During the last three fiscal years, Ultimus received the following fees from the Opportunity Fund for transfer agent services, accounting services and administrative services:

Fiscal Year Ended	Transfer Agent Fees	Accounting Services Fees	Administrative Services Fees
September 30, 2011	$14,032	$23,387	$18,710
September 30, 2010	N/A	N/A	N/A
September 30, 2009	N/A	N/A	N/A

PRINCIPAL SECURITY HOLDERS

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds as of January 4, 2012 .

The Profit Fund:
Name and Address	Shares	% Ownership	Type of Ownership
ING Life Insurance & Annuity Company One Orange Way, B3N Windsor, CT 06095-4774	126,604.404	22.17%	Record

Pershing LLC P.O. Box 2052 Jersey City, NJ 7303	75,424.188	13.21%	Record

Charles Peters 1786 Golf Ridge Drive South Bloomfield, Michigan 48302	43,902.462	7.69%	Record and Beneficial

The Opportunity Fund:
Name and Address	Shares	% Ownership	Type of Ownership
Profit Investment Management, LLC 8401 Colesville Road, Suite 320 Silver Spring, Maryland 20910	10,000.000	29.49%	Record

Eugene A. Profit 8401 Colesville Road, Suite 320 Silver Spring, Maryland 20910	6,934.272	20.45%	Record and Beneficial

Michelle Q. Profit 8401 Colesville Road, Suite 320 Silver Spring, Maryland 20910	6,935.592	20.45%	Record and Beneficial

Beverly J. Anderson 705 Muirfield Circle Fort Washington, Maryland 20744	2,976.190	8.78%	Record and Beneficial

Manpreet Singh 11752 Lake Patomac Drive Potomac, Maryland 20854	1,722.529	5.08%	Record and Beneficial

As of January 4, 2012 , the Trustees and officers of the Trust as a group owned of record or beneficially 5.67% of the outstanding shares of the Profit Fund and 70.70% of the outstanding shares of the Opportunity Fund.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for each Fund’s investments.  As custodian, U.S. Bank acts as the Funds’ depository, keeps safe their portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, has been selected as the Trust’s independent registered public accounting firm for the fiscal year ending September 30, 2012 .  BBD performs an annual audit of the Funds’ financial statements and advises the Funds as to certain accounting matters.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust and the Independent Trustees.

SECURITIES TRANSACTIONS

Decisions to buy and sell securities for the Funds and the placing of each Fund’s securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust.  In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.  During the fiscal years ended September 30, 2011 , 2010 and 2009, the Profit Fund paid brokerage commissions of $7,428 , $6,128 and $5,587, respectively.   During the fiscal year ended September 30, 2011 the Opportunity Fund paid brokerage commissions of $595.

The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it.  Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds.  During the fiscal year ended September 30, 2011 , the principal amount of brokerage transactions and related commissions directed by the Profit Fund to brokers due to research services provided were $2,586,539 and $2,396 , respectively.   During the fiscal year ended September 30, 2011, the principal amount of brokerage transactions and related commissions directed by the Opportunity Fund to brokers due to research services provided were $139,122 and $275, respectively.

The Adviser may aggregate purchase and sale orders for the Funds and its other clients if it believes such aggregation is consistent with its duty to seek best execution for the Funds and its other clients.  The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Distributor.

CODE OF ETHICS

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds.  The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures are attached to this Statement of Additional Information as Appendix B. Information regarding how the Profit Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-888-744-2337, or on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

•
Public disclosure regarding the portfolio securities held by the Funds is made in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

•
Information regarding portfolio securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds.  Currently, the Funds  provide portfolio information to four different rating or ranking organizations. These organizations offer various services to investors.  Each disclosure arrangement has been approved by the Chief Compliance Officer (“CCO”) of the Trust, who found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds.  In each instance, portfolio information is disclosed to these organizations with a minimum 30-day lag.  Below is a table listing the organizations that are currently receiving non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Funds or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.  Lipper has indicated that it will not trade based on a Fund’s portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, shares/par, market value
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.  Bloomberg has indicated that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
Standard & Poors, Inc.	CUSIP, description, shares/par, market value, coupon, maturity date, % of total net assets
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.  S&P has indicated that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities; S&P employees must certify annually that they have followed this code of business conduct.
None

•
The Funds’ policies relating to disclosure of holdings of portfolio securities does not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, including the Funds’ administrator, distributor, custodian, legal counsel, auditors and printers/typesetters, or to brokers and dealers through which the Funds purchase and sell portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by the Funds that is made on the same basis to all shareholders of the Funds.  Below is a table that lists each service provider receiving portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily with no lag time	Contractual and Ethical
Administrator and Distributor	Daily with no lag time	Contractual and Ethical
Custodian	Daily with no lag time	Contractual and Ethical
Auditor	During annual audit. There is no lag time from the date of the fiscal year end (September 30).	Ethical
Legal counsel
Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review.  Legal counsel can request a copy of a portfolio at any time and, in such situations, there would be no lag time from the date of such request.
Ethical

Printers/Typesetters (Financial Graphic Services/FilePoint EDGAR Services)
Twice per year – during the preparation and printing of semi-annual (March 31) and annual reports (September 30). There is no lag time with regards to the typesetter receiving a Fund’s portfolio. The printer will not receive a portfolio for at least 30 days following the relevant period end.
No formal restrictions in place.
Broker/dealers through which the Funds purchase and sell portfolio securities	Daily access to the relevant purchase and/or sale activity – no broker/dealer has access to a Fund’s entire portfolio.	Contractual and Ethical

•
The CCO may approve other arrangements under which information relating to portfolio securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports), is disclosed to any shareholder or other person.  The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds, and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information. The CCO must inform the Board of Trustees of any such arrangements approved by the CCO, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

•
In a situation where a conflict of interest exists between the Funds, the Funds’ shareholders, and a party seeking portfolio information, no disclosure will be permitted until the conflict has been presented by the CCO to the Trust’s Independent Trustees.  The Independent Trustees must approve such disclosure prior to the release of the portfolio information.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

PORTFOLIO TURNOVER

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term instruments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund, and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes.  See “Taxes.”  A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one year period.

Generally, the Funds intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.  For the fiscal years ended September 30, 2011, 2010 and 2009, The Profit Fund’s portfolio turnover rate was 37% , 29% and 31%, respectively.   For the fiscal year ended September 30, 2011 the Opportunity Fund’s portfolio turnover rate was 10%.

CALCULATION OF SHARE PRICE

The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m., Eastern time) on each day the Trust is open for business.  The Trust is open for business on every day except Saturdays, Sundays and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For the purposes of computing the net asset value of each Fund, securities are valued at market value as of the close of trading on each business day when the NYSE is open.  Securities listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded.  If there are no sales on that day, the securities are valued at the closing bid prices on the NYSE or other primary exchange for that day.  Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  Securities traded in the over-the-counter market are valued at the last sale price if available, otherwise at the last quoted bid price.  Securities and other assets for which market quotations are not readily available or are considered to be unreliable due to market or other events are valued at their fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees.  Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances.  One or more pricing services may be utilized to determine the market value of securities held by the Funds.  The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

TAXES

The Prospectus describes generally the tax treatment of distributions by the Funds.  This section of the Statement of Additional Information includes additional information concerning federal taxes.

Each Fund intends to qualify annually for the special tax treatment afforded a regulated investment company, or “RIC”, under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.  Among the requirements to qualify as a RIC, a Fund must distribute annually no less than the sum of 90% of its “investment company taxable income” and 90% of its net tax-exempt income.  In addition to this distribution requirement, a Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2)  diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

If a Fund qualifies as a RIC and distributes at least 90% of its net investment income, the Fund will not be subject to federal income tax on the income so distributed.  However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

Each Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and any net capital gains realized from sales of the its portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Funds unless the shareholder has requested in writing to have them paid by check.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.    As of September 30, 2011, The Profit Fund had capital loss carryforwards for federal income tax purposes of $220,361, of which $48,585 expires on September 30, 2017 and $171,776 expires on September 30, 2018.  As of September 30, 2011, The Profit Opportunity Fund had net realized capital losses of $7,806 during the period December 20, 2010 through September 30, 2011 (“post-October losses”), which are treated for federal income tax purposes as arising during the Fund’s tax year ending September 30, 2012. These capital loss carryforwards and post-October losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year.  Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years.  Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Taxation of the Shareholder.  Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in a Fund have been held.  Distributions are taxable, whether received in cash or reinvested in shares of a Fund.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by a Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”).  Such dividends are scheduled to be taxed at ordinary income rates starting in 2011.  It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in a Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or a Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (for example, pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Funds that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders.  A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in a Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted.  Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of a Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.  Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (for example, pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Shareholders are advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder’s cost. However, for federal income tax purposes, the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received.  However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Funds during the following January.

Distributions by a Fund will result in a reduction in the net asset value of the Fund’s shares.  Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

Any loss arising from the sale or redemption of shares of a Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain distributions received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Funds.

For taxable years beginning after December 31, 2011, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

REDEMPTION IN KIND

Each Fund, when it is deemed to be in the best interests of its shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value.  If any such redemption in kind is to be made, the Funds intend to make an election pursuant to Rule 18f-1 under the 1940 Act.  This election will require each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.  Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION

From time to time, each Fund may advertise average annual total returns.  Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1 + T)n = ERV

Where:
P =	a hypothetical initial payment of $1,000
T =	average annual total return
n =	number of years
ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions.

The table below shows the Funds’ average annual total returns for periods ended September 30, 2011:

	Profit Fund	Opportunity Fund
1 Year	-3.77%	N/A
5 Years	-0.39%	N/A
10 Years	3.51%	N/A
Since Inception	5.55%	-27.58%

Each Fund may also quote average annual total returns over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Each Fund may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total returns. A nonstandardized quotation of totalreturn may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return.  A nonstandardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

FINANCIAL STATEMENTS

The financial statements of the Profit Fund and the Opportunity Fund , which have been audited by BBD, LLP, are incorporated herein by reference to the annual report of the Funds dated September 30, 2011 .

APPENDIX A: DESCRIPTION OF RATINGS

The various ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Group (“S&P”) are described below.  A rating by a nationally recognized statistical rating organization (“NRSRO”) represents the NRSRO’s opinion as to the credit quality of the security.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Funds may invest should be continually reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The ratings of Moody’s and S&P for corporate bonds in which the Fund may invest are as follows:

Moody’s Investors Service, Inc.

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; the bonds’ future cannot be considered to be well assured.  Often the protection of interest and principal payments may be very moderate and thus not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative to a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor’s Ratings Group

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C and D - Bonds rated in each of these categories are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.  Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy.

The ratings of Moody’s and S&P for preferred stocks in which the Fund may invest are as follows:

Moody’s Investors Service, Inc.

aaa - An issue which is rated aaa is considered to be a top-quality preferred stock.  This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa - An issue which is rated aa is considered a high-grade preferred stock.  This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a - An issue which is rated a is considered to be an upper-medium grade preferred stock.  While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa - An issue which is rated Baa is considered to be medium grade, neither highly protected nor poorly secured.  Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
ba - An issue rated ba is considered to have speculative elements and its future cannot be considered well assured.  Earnings and asset protection may be very moderate and not well safeguarded during adverse periods.  Uncertainty of position characterizes preferred stocks in this class.

b - An issue rated b generally lacks the characteristics of a desirable investment.  Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa - An issue rated caa is likely to be in arrears on dividend payments.  This rating designation does not purport to indicate the future status of payments.

ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c - An issue rated c is in the lowest rated class of preferred stock.  Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor’s Ratings Group

AAA - This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security.  The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligation, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B and CCC - An issue rated in any of these categories is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations.  BB indicates the lowest degree of speculation, and CCC the highest degree of speculation.  While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - An issue rated C is a non-paying issue of preferred stock.

D - An issue rated D is a non-paying issue with the issuer in default on debt instruments.

NR - An issue designated NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES

Profit Funds Investment Trust and
Profit Investment Management

Proxy Voting Policies and Procedures

Profit Funds Investment Trust (the “Trust”) and Profit Investment Management intend to exercise a voice on behalf of shareholders and clients in matters of corporate governance through the proxy voting process.  The Trust and Profit Investment Management take their fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients.  The Trust and Profit Investment Management exercise their voting responsibilities as a fiduciary, solely with the goal of maximizing the value of shareholders’ and clients’ investments.

The Trust’s board of trustees has delegated to Profit Investment Management (“PIM”) the responsibility of overseeing voting policies and decisions for the Trust.   PIM’s proxy voting principles for the Trust and its other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies

PIM will vote proxies solely in the interests of its clients.  Any conflict of interest must be resolved in the way that will most benefit its clients.  Since the quality and depth of management is a primary factor considered when investing in a company, PIM gives substantial weight to the recommendation of management on any issue.  However, PIM will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of its clients.  Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest

PIM recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients.  Such circumstances may include, but are not limited to, situations where PIM or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  PIM shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of PIM with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of PIM’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager.  PIM shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence PIM’s decision-

making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the Proxy Manager determines that a conflict of interest is not material, PIM may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and PIM shall follow the instructions of the Audit Committee.  The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.  A report shall be made to the Trust’s Board of Trustees on a quarterly basis with respect to all conflict of interest situations.

Election of the board of directors

PIM believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

PIM will generally support the election of directors that result in a board made up of a majority of independent directors.

PIM will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

PIM will hold directors accountable for the actions of the committees on which they serve. For example, PIM will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

PIM will support efforts to declassify existing boards, and will block efforts by companies to adopt classified board structures.

Approval of independent registered public accounting firm

PIM believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

PIM will vote against proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

PIM will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether PIM believes independence has been compromised.

Equity-based compensation plans

PIM believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, PIM is opposed to plans that substantially dilute its clients’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

PIM will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

PIM will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on our shareholdings PIM considers other factors such as the nature of the industry and size of the company.

PIM will vote against plans that have any of the following structural features:

•	Ability to re-price underwater options

•	Ability to issue options with an exercise price below the stock’s current market price.

•	Ability to issue reload options.

•	Automatic share replenishment (“evergreen”) feature.

PIM will support measures intended to increase long-term stock ownership by executives.

These may include:

•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary).

•	Requiring stock acquired through option exercise to be held for a certain period of time.

•	Using restricted stock grants instead of options.

To this end, PIM supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.
PIM will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate structure and shareholder rights

PIM believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote.

PIM will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. PIM will vote against proposals to impose super-majority requirements.

PIM will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

PIM will vote against proposals for a separate class of stock with disparate voting rights.

PIM will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. In evaluating these plans, PIM will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

Corporate and social policy issues

PIM believes that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

PIM generally votes against these types of proposals, although PIM may make exceptions in certain instances where it believes a proposal has substantial economic implications.

Proxy voting process

PIM has designated a Proxy Director.  Proxy voting is subject to the supervision of the Proxy Director.  The Proxy Director utilizes the services of Institutional Shareholder Services (“ISS”) to assist its analysis of voting issues and the actual voting of proxies.  ISS has been provided a copy of this Policy and has been instructed by the Proxy Director to use it in voting portfolio securities.  Records will be maintained regarding the voting of proxies under these policies and procedures.

Amended January 1, 2006

PROFIT FUNDS INVESTMENT TRUST

PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)	(i)	Agreement and Declaration of Trust — Incorporated herein by reference to Registrant’s initial Registration Statement filed on June 21, 1996
(ii)	Amendment to Agreement and Declaration of Trust dated January 22, 2004 — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 13 filed on December 2, 2005
(iii)	Amendment to Agreement and Declaration of Trust dated October 1, 2010 — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 19 filed on October 1, 2010

(b)	Bylaws — Incorporated herein by reference to Registrant’s initial Registration Statement filed on June 21, 1996

(c)	Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws filed on June 21, 1996 as exhibits to Registrant’s initial Registration Statement

(d)	(i)	Management Agreement with Profit Investment Management, LLC, on behalf of The Profit Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 3 filed on October 1, 1998
(ii)
First Amendment to Management Agreement with Profit Investment Management, LLC, on behalf of The Profit Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 16 filed on January 28, 2009

(iii)
Addendum to Management Agreement with Profit Investment Management, LLC, on behalf of The Profit Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 17 filed on December 1, 2009

(iv)
Addendum to Management Agreement with Profit Investment Management, LLC, on behalf of The Profit Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 20 filed on December 15, 2010

(v)
Management Agreement with Profit Investment Management, LLC, on behalf of The Profit Small Cap Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 20 filed on December 15, 2010

(vi)
Expense Limitation Agreement with Profit Investment Management, LLC on behalf of The Profit Small Cap Fund— Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 20 filed on December 15, 2010

(e)	Distribution Agreement with Ultimus Fund Distributors, LLC — Incorporated herein be reference to Registrant’s Post-Effective Amendment No. 9 filed on January 15, 2002

(f)	Inapplicable

(g)	Custody Agreement — Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 2 filed on November 8, 1996

(h)	(i)	Administration Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 11 filed on January 28, 2004
(ii)	Fund Accounting Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 11 filed on January 28, 2004
(iii)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 11 filed on January 28, 2004

(i)	Opinion and Consent of Counsel relating to Issuance of Shares — Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 2 filed on November 8, 1996

(j)	Consent of Independent Registered Public Accounting Firm — Filed herewith

(k)	Inapplicable

(l)	Agreement Relating to Initial Capital — Incorporated herein by reference to Registrant’s initial Registration Statement filed on June 21, 1996

(m)	(i)	Plan of Distribution Pursuant to Rule 12b-1, on behalf of The Profit Fund — Incorporated herein by reference to Registrant’s initial Registration Statement filed on June 21, 1996
(ii)	Plan of Distribution Pursuant to Rule 12b-1, on behalf of The Profit Small Cap Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 20 filed on December 15, 2010

(n)	Inapplicable

(o)	Reserved

(p)	(i)	Code of Ethics of Registrant — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 17 filed on December 1, 2009
(ii)	Code of Ethics of Profit Investment Management, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 17 filed on December 1, 2009
(iii)	Code of Ethics of Ultimus Fund Distributors, LLC — Filed herewith

(Other Exhibits)	Powers of Attorney for the Trustees – Filed herewith

Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VII of the Registrant’s Declaration of Trust, incorporated herein by reference, provides for indemnification of officers and Trustees.  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.   In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, employee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, employee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy.  The policy provides coverage to the Registrant, its Trustees and officers, and Profit Investment Management, LLC (the “Adviser”).  Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

The Management Agreement with the Adviser provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall be indemnified and held harmless for any loss, damage or expense reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the

Agreement, for all of which exceptions Distributor shall be liable to Registrant.  Registrant will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 31.	Business and Other Connections of the Investment Adviser

The Adviser is registered as an investment adviser and provides investment advisory services to the Registrant as well as individuals, trusts and corporate and institutional clients.

The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

Eugene A. Profit — President and Chief Investment Officer of the Adviser

Michelle Q. Profit — Chief Compliance Officer of the Adviser

Item 32.	Principal Underwriters

(a)
Ultimus  Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for the following other open-end investment companies: Hussman Investment Trust, Williamsburg Investment Trust, The GKM Funds,  Schwartz Investment Trust, The Berwyn Funds, The Cutler Trust, TFS Capital Investment Trust, Gardner Lewis Investment Trust, The Piedmont Investment Trust, Stralem Fund, Stadion Investment Trust, CM Advisors Family of Funds, NCM Capital Investment Trust, Papp Investment Trust and AlphaMark Investment Trust.

(b)
	Position with	Position with
Name	Distributor	Registrant
Robert G. Dorsey	President/Managing Director	Vice President

John F. Splain	Secretary/Managing Director	None

Mark J. Seger	Treasurer/Managing Director	Treasurer

Theresa M. Bridge	Vice President	Assistant Treasurer

Wade R. Bridge	Vice President	Assistant Secretary

Craig J. Hunt	Vice President	None

Julie M. Schmuelling	Vice President	Assistant Treasurer

Steven F. Nienhaus	Vice President	None

Tina H. Bloom	Vice President	Assistant Secretary

Jeffrey D. Moeller	Vice President	None

Kristine M. Limbert	Vice President	None

Stephen L. Preston	Chief Compliance Officer	Assistant Vice President

The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not applicable

Item 33.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Registrant at its offices located at 8401 Colesville Road, Suite 320, Silver Spring, Maryland 20910, or at the offices of the Registrant’s transfer agent located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at the offices of the Registrant’s custodian.

Item 34.	Management Services Not Discussed in Parts A or B

Not applicable

Item 35.	Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Silver Spring and State of Maryland, on the 27th day of January, 2012.

PROFIT FUNDS INVESTMENT TRUST

By:	/s/ Eugene A. Profit
Eugene A. Profit
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Eugene A. Profit	Trustee and President	January 27, 2012
Eugene A. Profit	(Chief Executive Officer)

/s/ Mark J. Seger	Treasurer	January 27, 2012
Mark J. Seger	(Chief Financial Officer)

	Trustee	/s/ Frank L. Newbauer
Kim Michele Keenan*		Frank L. Newbauer
Attorney-in-fact*

	Trustee	January 27, 2012
Robert M. Milanicz*

INDEX TO EXHIBITS

Exhibit No.	Description

28(p)(iii)	Code of Ethics of Ultimus Fund Distributors, LLC

(Other Exhibits)	Powers of Attorney for the Trustees

28(j)	Consent of Independent Registered Public Accounting Firm